                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                          MMI MEDICAL, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                               MMI MEDICAL, INC.
                                1611 POMONA ROAD
                            CORONA, CALIFORNIA 91720

                 NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS

    Notice is hereby given that the Annual Meeting of Shareholders of MMI Medical, Inc. (the "Company") will be held at the Harvey Hotel, located at 4545 West John Carpenter Freeway, Irving, Texas 75063, on September 15, 1995 at 1:00 p.m. Central Daylight Time, for the following purposes:

        1. To elect directors to hold office until the 1996 Annual Meeting of Shareholders and until their successors are elected and qualified;

        2. To consider and act upon the proposal to amend the Company's Articles of Incorporation to change the name of the Company from "MMI Medical, Inc." to "InnoServ Technologies, Inc.";

        3. To take action with respect to any other matters which may properly come before the Annual Meeting.

    The Board of Directors' nominees for reelection as directors are: Bernard J. Korman, Dudley A. Rauch, Michael M. Sachs, Samuel Salen M.D., Michael F. Sandler and David A. Wegmann.

    The enclosed proxy is solicited by the Board of Directors of the Corporation. Holders of common stock of record at the close of business on August 14, 1995 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. In order to constitute a quorum for the conduct of business at the Annual Meeting, holders of a majority of all outstanding shares of Common Stock must be present in person or be represented by proxy.

    Each shareholder is requested to sign and date the enclosed proxy card and to return it without delay in the enclosed postage-paid envelope. Any shareholder present at the Annual Meeting may withdraw the proxy and vote personally on each matter brought before the Annual Meeting.

                                          By the Order of the Board of Directors

                                          Samuel Salen, M.D.
                                          President, Chief Executive Officer and
                                          Secretary

Corona, California
August   , 1995

                               MMI MEDICAL, INC.
                                1611 POMONA ROAD
                            CORONA, CALIFORNIA 91720

                              -------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 15, 1995

                              -------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of MMI Medical, Inc., a California corporation (the "Company"), for use at the 1995 Annual Meeting of Shareholders of the Company to be held at 1:00 p.m. Central Daylight Time, on September 15, 1995 at the Harvey Hotel, 4545 West John Carpenter Freeway, Irving, Texas 75063 or at any adjournment or postponement thereof. It is anticipated that this Proxy Statement, together with the form of proxy, will first be mailed on or about August 24, 1995 to the Company's shareholders of record as of the close of business on August 14, 1995.

    A shareholder signing and returning the enclosed proxy has the power to revoke it at any time before it is exercised by (1) attending the Annual Meeting and voting in person, (2) duly executing and delivering a proxy for the Annual Meeting bearing a later date, or (3) delivering written notice of revocation to the Secretary of the Company at 1611 Pomona Road, Corona, California 91720 prior to use of the enclosed proxy at the Annual Meeting.

    The Company will bear the entire cost of this solicitation of proxies, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegraph by directors, officers or employees of the Company, who will receive no additional compensation for such services.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

    The close of business on August 14, 1995 has been fixed as the record date for determination of holders of the Company's Common Stock, $.01 par value (the "Common Stock"), entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. On that date, there were outstanding and entitled to vote 5,035,833 shares of Common Stock. Except for cumulative voting rights with respect to the election of directors (see "Election of Directors"), holders of Common Stock are entitled to one vote per share on each matter submitted to or acted upon by the shareholders at the Annual Meeting. The presence, either in person or by proxy, of persons entitled to vote a majority of the Company's issued and outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted for the election of the Board of Directors' nominees and the proposal to amend the Company's charter to change its name, and, with respect to any other matters, in the discretion of the proxy holders as indicated on the proxy.

    The following table sets forth information as of August 1, 1995 with respect to beneficial ownership of the Company's Common Stock by (i) each director and nominee for election as director, (ii) each Named

Executive Officer described under "Executive Compensation", (iii) all directors and executive officers as a group, and (iv) each person known to the Company to be the beneficial owner of five percent or more of the outstanding shares of Common Stock.

                                                     NUMBER OF SHARES    PERCENTAGE
      NAME AND ADDRESS(1)                           BENEFICIALLY OWNED   OWNERSHIP
                                                    ------------------   ---------
Dudley A. Rauch...................................     1,049,289(2)            21%
Samuel Salen, M.D.................................       461,605(3)(4)          9%
Michael M. Sachs..................................       133,412(4)(5)          3%
Bernard J. Korman.................................     2,351,438(6)            47%
Michael F. Sandler................................     2,351,438(6)            47%
David A. Wegmann..................................        13,061(4)              *
James P. Butler...................................         3,333                 *
Citicorp Venture Capital Ltd......................       247,500                5%
  399 Park Avenue, 20th Floor
  New York, New York 10043
MEDIQ Incorporated................................     2,351,438(7)            47%
  One MEDIQ Plaza
  Pennsauken, NJ 08110
All directors and officers
  as a group (7 persons) (9)......................     4,026,199(8)            79%

------------
* Less than one percent

NOTES:

(1) Except as otherwise indicated, the address of each person is c/o MMI Medical, Inc., 1611 Pomona Road, Corona, California 91720 and each person has sole voting and investment control with respect to the shares listed.

(2) Includes 52,868 shares held by Cecilia B. Rauch, Mr. Rauch's spouse; 13,743 shares held by the Rauch Family Foundation over which Mr. Rauch exercises shared voting and investment powers; and, 26,322 shares held by the Henry
     E. Rauch Trust of 1994 over which Mr. Rauch exercises sole voting and investment powers. Mr. Rauch disclaims beneficial ownership of all such shares. Also includes 7,700 shares of Common Stock subject to outstanding options, issued pursuant to the 1992 Stock Incentive Plan, which are or become exercisable within 60 days of August 1, 1995.

(3) Of such shares (i) 2,200 shares of Common Stock are held by his son, (ii) 121,348 are held by the Moehring Charitable Remainder Trust, (iii) 97,105 are owned by MSB Radiology Medical Group, Inc. Profit Sharing Trust, (iv) 96,990 are owned by MSB Radiology Medical Group, Inc. Pension Trust and (v) 11,000 are owned by MSB Radiology Medical Group, Inc. ("MSB"). Dr. Salen, as a trustee, exercises shared voting and investment control over the shares held by the Moehring Charitable Remainder Trust, MSB Radiology Medical Group, Inc. Profit Sharing Trust and MSB Radiology Medical Group, Inc. Pension Trust. Dr. Salen exercises shared voting and investment control over the shares held by MSB. Dr. Salen disclaims beneficial ownership of all such shares.

(4) Includes 11,000 shares of Common Stock subject to outstanding options, issued pursuant to the 1992 Stock Incentive Plan, which are or become exercisable within 60 days of August 1, 1995.

(5) Includes 2,860 shares owned by Mr. Sachs' spouse and 1,210 shares of Common Stock held by Mr. Sachs as trustee of a trust, as to which shares Mr. Sachs disclaims beneficial ownership.

(6) Shares shown are the shares held by MEDIQ Incorporated ("MEDIQ"). Messrs. Korman and Sandler are executive officers, directors and shareholders of MEDIQ and, as such, share voting and investment control over such shares. However, Messrs. Korman and Sandler disclaim beneficial ownership of such shares. See note (7) below.

(7)  See  Note (6) above. Includes 325,000  shares of Common Stock issuable upon exercise of a  warrant held by  MEDIQ. Bessie G.  Rotko, Michael J,  Rotko,
     Judith  M. Shipon, Lionel  Felzer and Provident  National Bank, as Trustees
     under an  Agreement of  Trust dated  November 18,  1983, are  the  indirect beneficial  owners of shares of common stock representing approximately 52%
     of  MEDIQ's  outstanding  voting  power,   and  may  therefore  be   deemed
     "controlling  persons" of MEDIQ. The address  of the Trustees is c/o Lionel
     Felzer, MEDIQ Incorporated, One MEDIQ Plaza, Pennsauken, New Jersey, 08110.

(8)  See Notes (2)-(7) above.

                             ELECTION OF DIRECTORS

    The directors of the Company are elected annually and serve until the next annual meeting of shareholders or until their successors are elected and qualified. Shareholders are entitled to a cumulative voting right in the election of directors. Under cumulative voting, each shareholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares the shareholder is entitled to vote. Such votes may be cast for one nominee or distributed among two or more candidates. The six nominees for director receiving the highest number of votes at the meeting will be elected.

    No shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting prior to the voting of the intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate votes. By delivering an executed proxy, a shareholder gives the persons named in the accompanying proxy discretionary authority to cumulate votes in the election of directors.

  MANAGEMENT

    The names of the nominees for election as directors (all of whom are presently directors) are set forth below. The Company has no reason to believe that any nominee for election will not be able to serve his prescribed term. Should any nominee become unavailable to serve, the proxies solicited hereby may be voted for election of such other person as shall be designated by the Board of Directors. Also below are the executive officers of the Company.

                                                                                       DIRECTOR OF
                                                                                       THE COMPANY
            NAME              AGE                       POSITION                          SINCE
----------------------------  ---  --------------------------------------------------  -----------
Dudley A. Rauch (1)(2)(3)     54   Director, Chairman of the Board of Directors           1981
Samuel Salen, M.D. (1)(2)(3)  54   President, Chief Executive Officer, Director, Vice     1981
                                     Chairman of the Board of Directors and Secretary
Bernard J. Korman (1)(2)      63   Director                                               1994
Michael M. Sachs (1)(2)       54   Director                                               1981
Michael F. Sandler (1)(2)     49   Director                                               1994
David A. Wegmann (1)(2)       48   Director                                               1983
James P. Butler               47   Chief Financial Officer

------------
NOTES:

(1)  Member of the Audit Committee of the Board of Directors.

(2) Member of the Compensation and Stock Option Committee of the Board of Directors.

(3)  Member of the Executive Committee of the Board of Directors.

    The background of the executive officers and directors is as follows:

    Mr. Rauch joined the Company as President and Chief Executive Officer in 1981 and was elected Chairman and appointed Chief Executive Officer in 1986. He resigned as Chief Executive Officer in 1992 and is currently a private investor.

    Dr. Salen is a radiologist and prior to becoming Chief Executive Officer of the Company was the President of MSB Radiology Medical Group, Inc., a private physician's group practice.

    Mr. Korman has been President, Chief Executive Officer and a director of MEDIQ Incorporated ("MEDIQ"), a healthcare services company since 1980. He has also served as Chairman of the Boards of Directors of NutraMax Products, Inc., a consumer health care products company and PCI Services, Inc., a provider of pharmaceutical packaging services since 1990 and 1991 respectively. Mr. Korman has served as President, Chief Executive Officer and a director of MEDIQ/PRN Life Support Services, Inc., a life support and critical care equipment rental company since June 1992, served as Chairman of the Board of Directors of MEDIQ/PRN Life Support Services, Inc. from March 1991 to June 1992, and was a director of MEDIQ/ PRN Life Support Services, Inc. from its inception to January 1989. Mr. Korman also serves as a director of Mental Health Management, Inc., a provider of outpatient psychiatric services, The New America High Income Fund, a financial services company, The Pep Boys, Inc., a supplier of automotive part and supplies, Today's Man, Inc., a retail men's clothing company and Omega Healthcare Investors, Inc., a real estate investment trust.

    Mr. Sachs is the President of Westrec Properties, Inc., which owns and manages marinas. From 1982 to 1990, Mr. Sachs was Executive Vice President, Director and General Counsel of Public Storage, Inc., a rental storage facilities company.

    Mr. Sandler, a certified public accountant, has been Senior Vice President -- Finance and Chief Financial Officer since November 1988, Treasurer since 1991, and director since March 1994, of MEDIQ Incorporated. He has served as Vice President, and a director of NutraMax Products, Inc. since July 1990, and as Vice President and Chief Financial Officer of PCI Services, Inc. since September 1991. He has served as Vice President, Treasurer and a director of MEDIQ/PRN Life Support Services, Inc. since May 1992, and also served as Chief Financial Officer of MEDIQ/PRN Life Support Services, Inc. from January 1989 to September 1992. Mr. Sandler is also a director of Mental Health Management, Inc.

    Mr. Wegmann has been a private investor since 1988. Mr. Wegmann serves on the Board of Directors of Compression Labs, Incorporated, a manufacturer of digital video compression hardware and Plantronics, Inc., a manufacturer of telephone headset equipment.

    Mr. Butler joined the Company in May, 1994 and was appointed Chief Financial Officer on July 1, 1994. Previously, Mr. Butler served as the Chief Financial Officer for InnerSpace, Inc., a manufacturer of medical devices from November, 1992 to May, 1994 and Corus Medical Corporation, a provider of specialized blood products and services from February 1988 to November 1992.

  COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

    Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, officers and directors of the Company and persons who beneficially own more than 10% of a registered class of the Company's equity securities are required to file with the Securities and Exchange Commission and furnish to the Company reports of ownership and changes in ownership of all classes of the Company's equity securities. Based solely on its review of the copies of such reports received by it during or with respect to the year ended April 30, 1995, the Company believes that all reports required to be filed during or with respect to the 1995 fiscal year, or prior fiscal years, by any person who was an officer, director or beneficial owner of more than 10% of a registered class of its equity securities at any time during the 1995 fiscal year were filed timely.

  COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

    From April 30, 1994 through April 30, 1995, the end of the Company's last fiscal year, the Company's Board of Directors held five meetings. All directors attended all of the meetings of the Board of Directors and Committees thereof on which such person served.

    The Company has an Audit Committee which held one meeting from April 30, 1994 through April 30, 1995. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Company's independent auditors and reviews with the independent auditors the scope and result of the annual audit.

    The Company has a Compensation and Stock Option Committee which held one meeting from April 30, 1994 through April 30, 1995. The Committee reviews salaries, bonuses and other aspects of executive compensation and administers the Company's Incentive Stock Option Plan.

    The Company has an Executive Committee which held four meetings from April 30, 1994 through April 30, 1995. The Executive Committee met with Company management between quarterly board meetings to review results from operations. The Executive Committee was dissolved in October 1994.

    The Company does not have a Nominating Committee.

  DIRECTORS FEES

    Directors who are not officers receive $3,500 per quarter and $1,000 for each Board, or Committee meeting attended. Also, under the 1992 Stock Incentive Plan, on the first business day following the Company's Annual Meeting of Shareholders, each nonemployee director is automatically granted options to purchase shares of Common Stock equal to the lesser of (a) 3,000 shares of Common Stock and (b) the number of shares of Common Stock that have an aggregate fair market value of $20,000 on the date of grant. Directors who are officers receive no additional compensation.

                     APPROVAL OF AMENDMENT OF THE COMPANY'S
                    ARTICLES OF INCORPORATION TO CHANGE THE
              NAME OF THE COMPANY TO "INNOSERV TECHNOLOGIES, INC."

    For  a  number of  years, the  Company's mobile  imaging operation  has been shrinking while the more significant portion of the Company's business operations has become embodied in the InnoServ Technologies, Inc. subsidiary. For this reason, the Company has decided to change its name to InnoServ Technologies, Inc. Because this change requires an amendment of the Company's Articles of Incorporation, Shareholder approval is being sought.

    The Board of Directors recommends that shareholders vote FOR approval of the amendment.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the annual and long-term compensation received by the Company's executive officers, including Mr. Alan Margulis, who acted as Chief Executive Officer from February 1992 to March 13, 1995, Dr. Samuel Salen, who has acted as Chief Executive Officer since March 13, 1995, and James P. Butler, the Chief Financial Officer, (the "Named Executive Officers"), for the three fiscal years ended April 30, 1995.

                                                                 LONG-TERM
                                   ANNUAL COMPENSATION          COMPENSATION
         NAME AND           ---------------------------------  AWARDS OPTIONS     ALL OTHER
    PRINCIPAL POSITION        YEAR       SALARY      BONUS      (SHARES) (1)    COMPENSATION
--------------------------  ---------  ----------  ----------  --------------  ---------------
Samuel Salen, M.D. (2)           1995  $   37,480  $        0       3,000(3)   $  22,000(4)
Alan Margulis (5)                1995     223,051           0           0         43,100(6)
                                 1994     205,905      74,832      25,000          5,510(4)(6)
                                 1993     194,250     117,660      22,000          3,790
James P. Butler (7)              1995     100,000       5,000      10,000(3)           0

------------
NOTES:

(1) The number of options stated for 1993 have been restated to reflect a 10% stock dividend declared March 4, 1993 and distributed April 5, 1993.

(2) Dr. Samuel Salen has acted as President and Chief Executive Officer of the Company since March 13, 1995.

(3)  Options granted pursuant to the Company's 1992 Stock Incentive Plan.

(4) Directors fees paid to Dr. Salen prior to his becoming an employee of the Company on March 13, 1995.

(5)  Mr.  Alan Margulis  acted as President  and Chief Executive  Officer of the
     Company from February 1992 to March 13, 1995.

(6) Includes premiums for a personal life insurance policy in the amount of $958 and $4,510 in 1995 and 1994, respectively. Also includes contributions to the InnoServ Technologies Inc. Savings and Retirement Plan in the amount of $500 in both 1994 and 1993 and accrued vacation payment of $42,600 in 1995.

(7)  Mr. Butler has acted as Chief Financial Officer since July 1, 1994.

  STOCK OPTION GRANTS

    The following table sets forth certain information concerning option grants in fiscal 1995 to the Named Executive Officers.

                                                  INDIVIDUAL GRANTS                             POTENTIAL REALIZABLE
                                   -----------------------------------------------                VALUE AT ASSUMED
                                                    PERCENTAGE                                         ANNUAL
                                                     OF TOTAL                                   RATES OF STOCK PRICE
                                                      OPTIONS                                     APPRECIATION FOR
                                      OPTIONS       GRANTED TO                                      OPTION TERM
                                      GRANTED      EMPLOYEES IN    EXERCISE PRICE   EXPIRATION  --------------------
      NAME                         (SHARES) (1)     FISCAL YEAR     ($ PER SHARE)      DATE        5%         10%
                                   -------------  ---------------  ---------------  ----------  ---------  ---------
Samuel Salen, M.D................       3,000(2)          4.4%        $    4.00      10/25/99   $   3,312  $   7,332
Alan Margulis....................           0           --               --             --         --         --
James P. Butler..................      10,000            14.7%        $    4.38      6/20/99    $  12,088  $  26,718

------------
NOTES:

(1) Options become exercisable in equal installments over a three year period. Options may be exercised for cash and/or other shares of the Company's
     common   stock  in  the  sole  discretion  of  the  Company's  Compensation
     Committee.

(2) Granted to Dr. Salen while a nonemployee director pursuant to 1992 Stock Incentive Plan.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES.

    The following table sets forth information concerning the fiscal year-end value of unexercised options held by each Named Executive Officer. No options were exercised by the Named Executive Officers in fiscal 1995.

                                                               NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT YEAR END (1)      OPTIONS AT YEAR END (2)
                                                            ----------------------------  --------------------------
      NAME                                                  EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                                                            -----------  ---------------  -----------  -------------
Samuel Salen, M.D.........................................      11,000          5,200      $       0    $         0
Alan Margulis.............................................     128,343              0              0              0
James P. Butler...........................................       3,333          6,667              0              0

------------
NOTES:

(1) The number of options granted prior to March 4, 1993 have been adjusted to reflect a 10% stock dividend declared March 4, 1993, and distributed April 5, 1993.

(2)  Calculated using the closing price on August 1, 1995 of $3.25 per share.

  EMPLOYMENT AGREEMENT

    Effective March 13, 1995, Mr. Margulis resigned from his positions with the Company and entered into a separation agreement with the Company which provides that the Company will pay to Mr. Margulis a severance compensation of approximately $72,000 on each of January 5, 1996, January 5, 1997 and January 5, 1998. The Separation Agreement also terminates other certain agreements between Mr. Margulis and the Company.

REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEE

    The Company applies a consistent philosophy to compensation for all employees, including executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

  COMPENSATION PHILOSOPHY

    The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on the same principles applicable to compensation decisions for all employees of the Company:

    - The Company compensates competitively.

    - The Company is committed to providing a pay program that helps attract and retain the best people in the industry.

    - The Company pays for relative sustained performance.

    - Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Company values are fostered.

    - The Company strives for fairness in the administration of compensation.

    In light of the Company's compensation levels, the provisions of the Revenue Reconciliation Act of 1993 which, under some circumstances, do not allow publicly held corporations to take a tax deduction for remuneration of its executive officers over $1 million per year have no effect on the Company's compensation philosophy.

  COMPENSATION METHODS

    The Company utilizes a compensation program that consists of cash and equity based compensation.

    The Company sets base salary for employees by reviewing the aggregate of base salary for competitive positions in the market. The Company does not have a defined annual bonus plan, but makes an annual review of each senior management employee's performance based on the Company's compensation philosophy as well as the Company's performance to determine any amount to be awarded to such employee as a bonus.

    The Company also has an incentive stock option program, the purpose of which is to provide additional incentives to employees to work to maximize shareholder value. The incentive stock option program also utilizes vesting periods to encourage key employees to continue in the employ of the Company. Senior management employees of the Company are evaluated annually based upon individual performance and the performance of the Company to determine if the awarding of incentive stock options is appropriate.

  CHIEF EXECUTIVE OFFICER COMPENSATION

    Based upon the Committee's evaluation of Dr. Salen's past contributions and their expectations with respect to his future contributions to the furtherance of the Company's goals and objectives, and on other factors, including the pay levels of former Chief Executive Officers, the Committee set Dr. Salen's compensation at $19,300 per month. In determining this compensation, the Committee also recognized Dr. Salen's leadership in refining the Company's strategic direction in its markets.

  CONCLUSION

    The Committee believes this executive compensation program serves the interests of shareholders and the Company effectively. The compensation vehicles are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success, thereby enhancing the value of the Company for the shareholders.

                                         COMPENSATION/STOCK OPTION COMMITTEE

                                         Dudley A. Rauch, Chairman
                                         Samuel Salen, M.D.
                                         Bernard J. Korman
                                         Michael F. Sandler
                                         Michael M. Sachs
                                         David A. Wegmann

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no interlocks between the Company and other entities involving the Company's executive officers and directors and those of other entities.

                               PERFORMANCE GRAPH

    The Securities and Exchange Commission requires that the Company include in this Proxy Statement a linegraph presentation comparing cumulative, five-year shareholder returns with an overall stock market index (Standard & Poors 500 Index) and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Board of Directors has approved the use of the Standard & Poors Industrial Index as its peer group index. The table below compares the cumulative total return as of the end of each of the Company's last five fiscal years on $100 invested in April 1989 in the Common
Stock of the Company, Standard & Poors 500 Index, and the Standard & Poors Industrial Index, assuming the reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

STARTING BASIS   MMI MEDICAL INC.    S & P 500   S & P INDUSTRIALS
1990                       $100.00      $100.00            $100.00
1991                       $140.50      $117.62            $119.09
1992                        $69.30      $134.12            $135.35
1993                       $144.06      $146.51            $142.31
1994                       $135.16      $154.30            $151.61
1995                        $91.90      $181.26            $181.21

                            INDEPENDENT ACCOUNTANTS

    Ernst & Young LLP served as the Company's independent accountants for the year ended April 30, 1995. A representative of that firm is expected to be at the Annual Meeting of Shareholders and will have an opportunity to make a statement, if desired. The representative will also be available to respond to appropriate questions from shareholders.

                             SHAREHOLDERS PROPOSALS

    Any proposal of a shareholder intended to be presented at the Company's 1996 Annual Meeting of Shareholders must be received by the Company for inclusion in the Proxy Statement and form of Proxy for that meeting no later than April 27, 1996.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, there are no other matters to be brought before the Annual Meeting. Should any other matters come before the Meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

                               10-K ANNUAL REPORT

    Concurrently herewith, the Company is providing to each shareholder of record as of August 14, 1995, a copy of its Annual Report. Shareholders of the Company may obtain, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, including the financial statements and exhibits thereto, for the year ended April 30, 1995, by writing to Samuel Salen, M.D., Chief Executive Officer, MMI Medical, Inc., 1611 Pomona Road, Corona, California 91720.

                                          By Order of the Board of Directors,

                                          Samuel Salen, M.D.
                                          President, Chief Executive Officer and
                                          Secretary

Corona, California
August   , 1995

                               MMI MEDICAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MMI MEDICAL, INC.
              FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                              SEPTEMBER 15, 1995.

    The undersigned hereby acknowledges receipt of the Notice of 1995 Annual Meeting of Shareholders and Proxy Statement (the "Proxy Statement"), each dated August , 1995 and the Annual Report to Shareholders, and revoking all prior proxies, hereby constitutes and appoints Samuel Salen, M.D. and James P. Butler, and each of them, with full power of substitution, attorneys-in-fact and proxies of the undersigned to represent the undersigned and to vote all the shares of Common Stock, $.01 par value, of MMI Medical, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders at the Harvey Hotel, 4545 West John Carpenter Freeway, Irving, Texas 75063, on Friday, September 15, 1995 at 1:00 p.m., Central Daylight Time, or at any adjournment or postponement thereof, in the following manner:
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1 AND 2.

1.         Election of Directors.
           Nominees: Dudley A. Rauch, Samuel Salen, M.D., Bernard J. Korman, Michael M. Sachs, Michael F. Sandler, David A.
                     Wegmann
           / /        FOR all nominees listed above          / /        WITHHOLD AUTHORITY
                      (except as marked to the contrary                 to vote for all nominees listed
                      below)                                            above.
   (INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name on the space provided below.) IF
YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE, YOUR PROXIES WILL VOTE FOR ALL NOMINEES LISTED ABOVE.
2.         Approval of the Amendment to the Company's Articles of Incorporation to change the Company's name to "InnoServ
           Technologies, Inc."
                          / /  FOR                           / /  AGAINST                           / /  ABSTAIN
3.         IN ACCORDANCE WITH THEIR BEST JUDGMENT, the proxies are authorized to vote with respect to any matter which may properly come up before the Annual Meeting.

    WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.
                                              Dated: _____________________, 1995
                                              __________________________________
                                                          Signature
                                              __________________________________
                                                          Signature

                                              Please  date  and sign  exactly as
                                              your name or names appear  herein.
                                              If there is more than one owner of
                                              the shares represented, all owners
                                              should sign. Executors,
                                              administrators, trustees,
                                              guardians, attorneys and corporate
                                              officers   should  indicate  their
                                              fiduciary capacity  or full  title
                                              in signing.

 PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE SO THAT IT MAY BE COUNTED AT THE ANNUAL MEETING ON SEPTEMBER 15, 1995.